                                                        Exhibit 23







INDEPENDENT AUDITORS' CONSENT




We consent to the incorporation by reference in Post-Effective Amendment No. 1 to Registration Statement No. 33-53007 and Registration Statement Nos. 33-61808 and 333-35767 of Kentucky Power Company on Form S-3 of our reports dated February 24, 1998, appearing in and incorporated by reference in this Annual Report on Form 10-K of Kentucky Power Company for the year ended December 31, 1997.




Deloitte & Touche LLP
Columbus, Ohio
March 25, 1998